UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 29, 2009

                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)

         New York                      1-7657                  13-4922250
-----------------------------  ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
 of incorporation                                            Identification No.)
 or organization)


  200 Vesey Street, World Financial Center
  New York, New York                                            10285
  ---------------------------------------------------         ----------
  (Address of principal executive offices)                    (Zip Code)

      Registrant's telephone number, including area code: (212) 640-2000


              ---------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01  REGULATION FD DISCLOSURE

On July 29, 2009, American Express Company (the "Company") repurchased in full from the United States Department of the Treasury (the "Treasury Department") the warrant to purchase approximately 24.3 million common shares of the Company (the "Warrant"), which was issued to the Treasury Department pursuant to the TARP Capital Purchase Program. The purchase price paid by the Company to the Treasury Department for the Warrant was $340 million.

A copy of the Company's press release, dated July 29, 2009, announcing the Company's repurchase of the Warrant is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 8.01 OTHER EVENTS

The first paragraph set forth in Item 7.01 of this Current Report on Form 8-K is hereby incorporated by reference in its entirety.




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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMERICAN EXPRESS COMPANY
                                           (REGISTRANT)

                                            By:  /s/ Carol V. Schwartz
                                            --------------------------------
                                            Name:  Carol V. Schwartz
                                            Title: Secretary

Date:  July 29, 2009

                                 EXHIBIT INDEX


ITEM NO.    DESCRIPTION

99.1 Press release, dated July 29, 2009, of American Express Company announcing repurchase of the warrant to purchase approximately
            24.3 million common shares of the Company, which was issued to the United States Department of the Treasury pursuant to the TARP Capital Purchase Program.